Exhibit 10.3

EXECUTION VERSION

FIRST AMENDMENT TO THE

PURCHASE AND SALE AGREEMENT

THIS FIRST AMENDMENT TO THE PURCHASE AND SALE AGREEMENT (this “Amendment”), dated as of March 10, 2021, is entered into among each of the entities listed on the signature pages hereto as a New Originator (each, a “New Originator” and collectively, the “New Originators”) or as the Existing Originator (the “Existing Originator”), OWENS & MINOR MEDICAL, INC., a Virginia corporation, as servicer (in such capacity, the “Servicer”) and O&M FUNDING LLC, a Delaware limited liability company (the “Buyer”).

Capitalized terms used but not otherwise defined herein (including such terms used above) have the respective meanings assigned thereto in the Purchase and Sale Agreement described below.

BACKGROUND

A.    The parties hereto (other than the New Originators) have entered into a Purchase and Sale Agreement, dated as of February 19, 2020 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Purchase and Sale Agreement”).

B.    Concurrently herewith, the Buyer, as borrower, the Servicer, PNC Bank, National Association, as administrative agent and as a lender (the “Administrative Agent”), and the Persons from time to time party thereto as Lenders, are entering into that certain Third Amendment to the Receivables Financing Agreement, dated as of the date hereof (the “RFA Amendment”).

C.    The New Originators desire to become Originators under the Purchase and Sale Agreement pursuant to Section 4.3 of the Purchase and Sale Agreement.

D.    The parties hereto desire to join the New Originators to the Purchase and Sale Agreement and to amend the Purchase and Sale Agreement as hereinafter set forth.

NOW THEREFORE, with the intention of being legally bound hereby, and in consideration of the mutual undertakings expressed herein, each party to this Amendment hereby agrees as follows:

SECTION 1.    Amendments to the Purchase and Sale Agreement. The Purchase and Sale Agreement is hereby amended as follows:

(a)    With respect to the New Originators, each reference in the Purchase and Sale Agreement to “the Closing Date” or “the date hereof” where applicable to the New Originators shall be deemed to be a reference to “March 10, 2021”.

(b)    The first paragraph of Section 4.3 is deleted in its entirety and replaced with the following:

Additional Persons may be added as Originators hereunder, with the prior written consent of the Buyer; provided that the following conditions are satisfied or waived in writing by the Administrative Agent and each Lender on or before the date of such addition:

(c)    The following new clauses (f) and (g) are hereby added to Section 4.3 and the “and” at the end of clause (d) in Section 4.3 is deleted:

(f)    such proposed additional Originator is organized under the laws of a State of the United States of America; and

(g)    the Administrative Agent shall have received the results of an audit or field examination of the Receivables and the servicing and origination practices of the proposed new Originators from a third-party consultant selected by the Administrative Agent (in consultation with the Servicer) not less than thirty (30) days’ prior to such proposed addition and the scope, presentation of findings and results of such audit or field exam shall be reasonably satisfactory to the Administrative Agent (it being understood and agreed, that the identity of the third-party consultant, scope of such audit and the presentation of findings relating to such audit will be consistent with audits and field examination conducted prior to such date pursuant to Section 6.1(e)(ii) hereof);

(d)    The following new Section 5.34 is hereby added to the Purchase and Sale Agreement:

SECTION 5.34 Healthcare Matters. Except where the failure to comply with any applicable Health Care Law could not reasonably be expected to have a Material Adverse Effect, each Originator is, and at all times since the Closing Date has been, in compliance with all Health Care Laws applicable to it, its assets, business or operations. No circumstance exists or event has occurred with respect to a violation of any Health Care Law that could reasonably be expected to have a Material Adverse Effect. No Originator has received any notice of communication from any Governmental Authority alleging noncompliance with any applicable Health Care Law that could reasonably be expected to have a Material Adverse Effect. For the avoidance of doubt, no notice or any information provided by any Governmental Authority pursuant to this Section 5.34 shall need to be provided to the Administrative Agent or any of the Lenders if such action would be prohibited by Applicable Law.

(e)    The following new Section 5.35 is hereby added to the Purchase and Sale Agreement:

SECTION 5.35 Qualified Securitization Transaction. The transactions contemplated by the Transaction Documents constitute a “Qualified Securitization Transaction” (as defined in the Credit Agreement).

(f)    Section 6.1(f) of the Purchase and Sale Agreement is hereby amended by (i) deleting the phrase “,Collection Account or a Lock-Box” where it appears in clause (x) of the first sentence thereof and (ii) adding the following new sentence at the end thereof:

Upon the request of the Administrative Agent at any time that a Daily Reporting Period, Unmatured Event of Default or Event of Default is then continuing, it shall identify and segregate any Collections on Ineligible Dexcom Receivables apart from other Collections within two (2) Business Days of receipt of such Collections on Ineligible Dexcom Receivables.

(g)    The following new Section 6.1(w) is hereby added to the Purchase and Sale Agreement:

(w)    Healthcare Matters.

(i)    Each Originator will comply with all applicable Health Care Laws relating to the operation of the such Originator’s business.

(ii)    Each Originator shall maintain a corporate and health care regulatory compliance program (“CCP”) which addresses the requirements of Health Care Laws, including without limitation HIPAA. Each Originator shall modify such CCPs from time to time, as may be necessary to ensure material compliance with all applicable Health Care Laws.

(iii)    Each Originator shall take steps as reasonably necessary to comply with the requirements of all applicable Health Care Laws, including without limitation HIPAA.

(h)    Schedule I to the Purchase and Sale Agreement is hereby replaced in its entirety with Schedule I attached hereto.

(i)    Schedule II to the Purchase and Sale Agreement is hereby replaced in its entirety with Schedule II attached hereto.

(j)    Schedule III to the Purchase and Sale Agreement is hereby replaced in its entirety with Schedule III attached hereto.

(k)    Schedule IV to the Purchase and Sale Agreement is hereby replaced in its entirety with Schedule IV attached hereto.

SECTION 2.    Joinder. Each New Originator hereby absolutely and unconditionally agrees to become a party to the Purchase and Sale Agreement as an “Originator” thereunder and to be bound by all of the provisions thereof, including the provisions of Article IX thereof. For greater certainty, each New Originator hereby acknowledges that pursuant to (i) Section 1.1 of the Purchase and Sale Agreement, on and after the date hereof it hereby sells all of its right, title and interest in, to and under the Receivables, the Related Rights with respect thereto and all proceeds of the foregoing to the Buyer and (ii) Section 1.5 of the Purchase and Sale Agreement, it has granted and hereby grants a security interest to Buyer in, to and under all of the New Originator’s right, title and interest in and to: (A) the Receivables and the Related Rights now existing and hereafter created by the New Originator transferred or purported to be transferred under the Purchase and Sale Agreement, (B) all monies due or to become due and all amounts received with respect thereto and (C) all books and records of the New Originator to the extent related to any of the foregoing, to secure the New Originator’s obligations under the Purchase and Sale Agreement. Upon effectiveness of this Amendment, each New Originator shall be an “Originator” for all purposes of the Purchase and Sale Agreement and each of the other Transaction Documents. Each New Originator further acknowledges that it has received copies of the Purchase and Sale Agreement and the other Transaction Documents. Each of the parties hereto hereby agrees that the provisions of this Amendment are in all material respects equivalent in form to the “Joinder Agreement” set forth as Exhibit C to the Purchase and Sale Agreement.

SECTION 3.    Representations and Warranties of the Originators. Each of the New Originators and the Existing Originator hereby represents and warrants as of the date hereof as follows:

(a)    Representations and Warranties. The representations and warranties made by it in the Purchase and Sale Agreement and each of the other Transaction Documents to which it is a party are true and correct in all material respects as of the date hereof unless such representations and warranties by their terms refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date.

(b)    Enforceability. The execution and delivery by it of this Amendment, and the performance of its obligations under this Amendment, the RFA Amendment, the Purchase and Sale Agreement (as amended hereby) and the other Transaction Documents to which it is a party are within its organizational powers and have been duly authorized by all necessary action on its part, and this Amendment, the RFA Amendment, the Purchase and Sale Agreement (as amended hereby) and the other Transaction Documents to which it is a party are (assuming due authorization and execution by the other parties thereto) its valid and legally binding obligations, enforceable in accordance with their terms, except (i) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) as such enforceability may be limited by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

(c)    No Event of Default. No Purchase and Sale Termination Event, Unmatured Purchase and Sale Termination Event, Event of Default or Unmatured Event of Default has occurred and is continuing, or would occur as a result of this Amendment, the RFA Amendment or the transactions contemplated hereby or thereby.

SECTION 4.    Effect of Amendment; Ratification. All provisions of the Purchase and Sale Agreement and the other Transaction Documents, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Purchase and Sale Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Purchase and Sale Agreement shall be deemed to be references to the Purchase and Sale Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Purchase and Sale Agreement other than as set forth herein. The Purchase and Sale Agreement, as amended by this Amendment, is hereby ratified and confirmed in all respects.

SECTION 5.    Effectiveness. This Amendment shall become effective concurrently with the effectiveness of the RFA Amendment, subject to the condition precedent that the Administrative Agent shall have received counterparts to this Amendment executed by each of the parties hereto.

SECTION 6.    Severability. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 7.    Transaction Document. This Amendment shall be a Transaction Document for purposes of the Receivables Financing Agreement.

SECTION 8.    Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart hereof by facsimile or other electronic means shall be equally effective as delivery of an originally executed counterpart.

SECTION 9.    GOVERNING LAW AND JURISDICTION.

(a)    THIS AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF).

(b)    EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO (I) WITH RESPECT TO THE BUYER, THE NEW ORIGINATORS, THE EXISTING ORIGINATOR AND THE SERVICER, THE EXCLUSIVE JURISDICTION, AND (II) WITH RESPECT TO EACH OF THE OTHER PARTIES HERETO, THE NON-EXCLUSIVE JURISDICTION, IN EACH CASE, OF ANY NEW YORK STATE OR FEDERAL COURT SITTING IN NEW YORK CITY, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT, AND EACH PARTY HERETO HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING (I) IF BROUGHT BY THE BUYER, THE SERVICER, ANY NEW ORIGINATOR, THE EXISTING ORIGINATOR OR ANY AFFILIATE THEREOF, SHALL

BE HEARD AND DETERMINED, AND (II) IF BROUGHT BY ANY OTHER PARTY TO THIS AMENDMENT, MAY BE HEARD AND DETERMINED, IN EACH CASE, IN SUCH NEW YORK STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. NOTHING IN THIS SECTION 9 SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY OTHER CREDIT PARTY TO BRING ANY ACTION OR PROCEEDING AGAINST THE BUYER OR THE SERVICER OR ANY OF THEIR RESPECTIVE PROPERTY IN THE COURTS OF OTHER JURISDICTIONS. EACH OF THE BUYER, EACH NEW ORIGINATOR, THE EXISTING ORIGINATOR AND THE SERVICER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING. THE PARTIES HERETO AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

SECTION 10.    Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Purchase and Sale Agreement or any provision hereof or thereof.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their duly authorized officers as of the date first above written.

O&M FUNDING LLC,
as Buyer

By:	/s/ Nicholas J. Pace
Name:	Nicholas J. Pace
Title:	Corporate Secretary

OWENS AND MINOR MEDICAL, INC,
as Servicer

By:	/s/ Nicholas J. Pace
Name:	Nicholas J. Pace
Title:	President, Chief Executive Officer
and Corporate Secretary

S-1	First Amendment to the Purchase and Sale Agreement

EXISTING ORIGINATOR:

OWENS & MINOR DISTRIBUTION, INC.,

By:	/s/ Nicholas J. Pace
Name: Nicholas J. Pace
Title: President, Chief Executive Officer and
Corporate Secretary

S-2	First Amendment to the Purchase and Sale Agreement

NEW ORIGINATORS

O&M HALYARD INC.

By:	/s/ Nicholas J. Pace
Name: Nicholas J. Pace
Title: Executive Vice President, General
Counsel and Corporate Secretary

BYRAM HEALTHCARE CENTERS, INC.

By:	/s/ Perry A. Bernocchi
Name: Perry A. Bernocchi
Title: Chief Executive Officer

S-3	First Amendment to the Purchase and Sale Agreement

Consented to:

PNC BANK, NATIONAL ASSOCIATION,
as Administrative Agent and as a Lender

By:	/s/ Christopher Blaney
Name:	Christopher Blaney
Title:	Senior Vice President

BANK OF AMERICA, N.A.,
as Lender

By:	/s/ Scott Bell
Name:	Scott Bell
Title:	SVP

REGIONS BANK,
as Lender

By:	/s/ Cecil Noble
Name:	Cecil Noble
Title:	Managing Director

CAPITAL ONE BANK,
as Lender

By:	/s/ Jeffrey Thomas
Name:	Jeffrey Thomas
Title:	Duly Authorized Signatory

S-4	First Amendment to the Purchase and Sale Agreement

Schedule I

LIST AND LOCATION OF EACH ORIGINATOR

Originator	Location
Owens & Minor Distribution, Inc.	Virginia
O&M Halyard Inc.	Virginia
Byram Healthcare Centers, Inc.	New Jersey

Schedule I-1	Purchase and Sale Agreement

Schedule II

LOCATION OF BOOKS AND RECORDS OF ORIGINATORS

Originator	Location of Books and Records
Owens & Minor Distribution, Inc.	9120 Lockwood Boulevard, Mechanicsville, VA 23116
O&M Halyard Inc.	9120 Lockwood Boulevard, Mechanicsville, VA 23116
Byram Healthcare Centers, Inc.	120 Bloomingdale Road, Suite 301, White Plains, NY 10605

Schedule II-1	Purchase and Sale Agreement

Schedule III

TRADE NAMES

Originator	Other Name(s)
Owens & Minor Distribution, Inc.	OM Healthcare Logistics

Schedule III	Purchase and Sale Agreement

Schedule IV

NOTICE ADDRESSES

If to O&M Funding LLC:

9120 Lockwood Boulevard

Mechanicsville, VA 23116

If to Owens & Minor Medical, Inc. or an Originator:

9120 Lockwood Boulevard

Mechanicsville, VA 23116

Schedule IV	Purchase and Sale Agreement